Exhibit 99.6

FEDERAL DEPOSIT INSURANCE CORPORATION

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

CARTER BANK & TRUST

(Exact name of registrant as specified in its charter)

Virginia	N/A	20-5539935
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1300 Kings Mountain Road, Martinsville, Virginia 24112

(Address of Principal Executive Offices) (Zip Code)

(276) 656-1776

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CARE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Reliance on March 25 Order for relief from Exchange Act report filing deadline

On March 4, 2020, the Securities and Exchange Commission (“SEC”) issued an order (the “March 4 Order”) under the Exchange Act of 1934, as amended (the “Exchange Act”), extending the deadlines for filing certain reports made under the Exchange Act, including annual reports on Form 10-K, for registrants subject to the reporting obligations under the Exchange Act that have been impacted by the current novel coronavirus (“COVID-19”) pandemic and which reports have filing deadlines between March 1 and April 30, 2020.

On March 25, 2020, the SEC issued a further order (the “March 25 Order”), which supersedes the March 4 order, providing COVID-19 impacted registrants temporary relief from certain filing and regulatory requirements and providing an additional 45 days for registrants to make required Exchange Act filings that would have been due between March 1 and July 1, 2020, if a registrant is unable to meet a deadline because of circumstances related to COVID-19.

Carter Bank & Trust (the “Company”) is relying on the March 25 Order for relief from the SEC’s filing deadline for the Company’s 2019 Annual Report on Form 10-K (the “Annual Report”).

As indicated in the Company’s recently filed Form 12b-25, dated March 16, 2020, the Company and its auditor are currently evaluating collateral supporting one impaired loan relationship. The Company’s evaluation of the collateral is dependent, in part, on the results of a pending independent appraisal regarding the collateral. The appraisal report and the Company’s evaluation thereof with its auditor could potentially impact the financial statements to be included in the Annual Report. In addition, the evaluation may require the Company to assess whether a potential deficiency exists in internal controls related to the valuation of impaired loans within the Company’s Allowance for Loan Losses, which could affect prior periods.

Due to the effects of the COVID-19 pandemic, the process of obtaining the independent appraisal and evaluating the collateral has been slowed, and, consequently, the Company is unable to complete preparation of the Annual Report and file within the deadline prescribed by the SEC’s rules. The Company anticipates it will file the Annual Report no later than May 14, 2020 (which is 45 days from the original Annual Report filing deadline of March 30, 2020).

Important Note Regarding Forward-Looking Statements

This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the potential effect of an appraisal report on the Company’s evaluation of collateral, whether a potential deficiency exists in internal controls related to the valuation of impaired loans, and the anticipated date of filing of the Company’s Annual Report. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting Carter Bank & Trust and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “believe,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: the effects of public health events, like the COVID-19 pandemic, and other events outside of the Company’s control; credit losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and Carter Bank & Trust, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or more costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the FDIC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER BANK & TRUST

By:	/s/ Wendy S. Bell
Name:	Wendy S. Bell
Title:	Senior Executive Vice President and Chief Financial Officer

Dated: March 27, 2020